UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 ______________________
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 5, 2011

AMERITRANS CAPITAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware		52-2102424
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
50 Jericho Quadrangle Jericho, New York		11753
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 355-2449

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On May 5, 2011, Ameritrans Capital Corporation (the “Company”) entered into an Amended and Restated Pledge Agreement (the “Amended and Restated Pledge Agreement”) in favor of Ameritrans Holdings, LLC, a Delaware limited liability company (the “Secured Party”), which amended and restated the Stock Pledge Agreement, dated January 19, 2011 (the “Original Pledge Agreement”), by the Company in favor of the Secured Party.

The Amended and Restated Pledge Agreement secures the payment and performance in full of the Company’s obligations under the  Senior Secured Note, dated January 19, 2011, as amended April 12, 2011, made by the Company in favor of the Secured Party in the principal amount of $1,500,000 (the “Note”), which obligations were previously secured by the Original Pledge Agreement.  Pursuant to the Amended and Restated Pledge Agreement, as security for the payment and performance in full of the Company’s obligations under the Note, the Company pledged, and granted a security interest in, all of the Company’s right, title and interest in, to and under all personal property and other assets other than the Excluded Items (as defined in the Amended and Restated Pledge Agreement) whether as of the date of the Amended and Restated Pledge Agreement owned by or owing to, or thereafter acquired by or arising in favor of the Company (including under any trade names, styles or derivations thereof), and whether owned or consigned by or to, or leased from or to, the Company, and regardless of where located (all of which other than the Excluded Items being referred to as the “Collateral”).  In addition, to secure the prompt and complete payment, performance and observance of the Company’s obligations under the Note, the Company granted to the Secured Party a right of set-off against the Company’s property held by the Secured Party pursuant to the Amended and Restated Pledge Agreement.

The Excluded Items, which are not subject to the Amended and Restated Pledge Agreement, include, among other things, the common stock (the “Elk Common Stock”) and all other equity interests of Elk Associates Funding Corporation, a wholly-owned subsidiary of the Company, owned as of the date of the Amended and Restated Pledge Agreement or thereafter acquired by the Company and certain other assets of the Company, the pledge of which would require the consent of a third party, including any governmental agency, or is otherwise prohibited.

Pursuant to the Amended and Restated Pledge Agreement, the Company also agreed, that the Company (i) will continue to be the direct owner, beneficially and of record, of the Elk Common Stock, (ii) will hold the Elk Common Stock and the Collateral free and clear of all liens (other than Permitted Liens (as defined in the Amended and Restated Pledge Agreement)) and of all other rights or options in favor of, or claims of, any other person, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or lien on, the Elk Common Stock or in any of the Collateral, (iv) will not cause Elk to issue any additional capital stock or agree to issue any additional capital stock and (v) will take all actions to cause Elk not to issue any additional capital stock or agree to issue any additional capital stock unless otherwise required by applicable law.

The Amended and Restated Pledge Agreement also contains customary representations, warranties and covenants made by the Company.

In addition, the Company agreed to establish one or more special purpose entities (each an “SPV”) and to transfer to such SPVs all life settlement contracts  pursuant to which the Company is a beneficiary (“Life Settlement Contracts”) promptly, but in no event later than thirty days following the date of the Amended and Restated Pledge Agreement (or, in the case of any Life Settlement Contract issued after the date of the Amended and Restated Pledge Agreement, promptly after the date of acquisition).  In connection therewith, the Company also agreed to promptly execute and deliver any and all such further instruments and documents and take such further actions as the Secured Party may reasonably deem desirable to pledge the ownership interest in such SPVs to the Secured Party to obtain the full benefits of the Amended and Restated Pledge Agreement and of the rights and powers therein granted, with respect to each such SPV.

If an event of default occurs and is continuing, the Secured Party may, among other things, without prior notice to the Company, notify third parties obligated on the pledged assets that the Secured Party has a security interest therein and that payments shall be made directly to the Secured Party. In addition, if an event of default occurs and is continuing, the Secured Party will have all rights and remedies available to a Secured Party under the Uniform Commercial Code, including, without limitation, the right to sell, lease, license, assign, give an option or options to purchase, or sell or otherwise dispose of the Collateral, or any part thereof, in one or more parcels at public or private sales. Events of default under the Amended and Restated Pledge Agreement include: (i) an “Event of Default” as defined in the Note; (ii) default by the Company in the observance or performance of any covenant or agreement in the Amended and Restated Pledge Agreement; and (iii) any representation or warranty made by the Company in the Amended and Restated Pledge Agreement shall prove to have been incorrect in any material respect at the time made.

The Company appointed the Secured Party the attorney-in-fact of the Company for the purposes of carrying out the provisions of the Amended and Restated Pledge Agreement or taking any action or executing any instrument which the Secured Party may deem reasonably necessary to accomplish the purposes thereof, which appointment is irrevocable and coupled with an interest.

The Company also agree to pay upon demand to the Secured Party the amount of any and all expenses, including the fees and expenses of its counsel (excluding the allocated fees and expenses of in-house counsel) and of any experts or agents, which the Secured Party may incur in connection with the exercise or enforcement of any of the rights of the Secured Party hereunder and to indemnify the Secured Party against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of the Amended and Restated Pledge Agreement, or arising out of or relating to the Secured Party’s relationship with the Company hereunder or under the Note.

In connection with the entry into the Amended and Restated Pledge Agreement, the Company and the Secured Party also entered into a letter agreement, dated May 5, 2011 (the “Release Letter”), pursuant to which the Secured Party terminated and released any and all security interests, pledges, assignments and liens in the Elk Common Stock created pursuant to the Original Pledge Agreement.

The Secured Party is an affiliate of Renova US Holdings Ltd. (“Renova”).  As described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 14, 2011, on April 12, 2011, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Renova.

The foregoing descriptions of the Amended and Restated Pledge Agreement and Release Letter do not purport to describe all of the terms and provisions thereof and are qualified in their entirety by reference to the Amended and Restated Pledge Agreement and the Release Letter, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K, respectively, both of which are incorporated herein by reference.  A copy of the Note has been filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K, filed with the SEC on January 24, 2011.

This communication is not a solicitation of proxies from the holders of the Company's securities.   Any solicitation of proxies will be made only by the Company's definitive proxy statement that will be mailed to all stockholders of record when available.

The Company and its respective directors and officers may be deemed participants in the solicitation of proxies from the Company's stockholders. A description of the Company’s officers’ and directors’  interests in such solicitation is contained in the Company’s preliminary proxy statement, which was filed with the SEC as of May 10, 2011, and will also be contained in the Company’s definitive proxy statement when it becomes available. The Company’s stockholders may obtain additional information about the interests of its directors and officers in the transactions contemplated by the Purchase Agreement by reading the Company's definitive proxy statement when it becomes available.

Stockholders are advised to read the Company’s preliminary proxy statement and, when available, definitive proxy statement in connection with the solicitation of proxies for the special meeting because these statements contain, or will contain once available, important information. The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the issuance of common stock pursuant to the Purchase Agreement, the adoption of a second amended and restated certificate of incorporation of the Company and the entry into an Investment Advisory Agreement with Ameritrans Capital Management, LLC in connection with the transactions contemplated by the Purchase Agreement. Stockholders will also be able to obtain a copy of the proxy statement, without charge, by directing a request to: Ameritrans Capital Corporation, 50 Jericho Quadrangle, Jericho, New York 11753. The preliminary proxy statement and definitive proxy statement once available can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description
10.1	Amended and Restated Pledge Agreement, dated as of May 5, 2011, by Ameritrans Capital Corporation in favor of Ameritrans Holdings, LLC
10.2	Release Letter, dated May 5, 2011, addressed to Ameritrans Capital Corporation from Ameritrans Holdings, LLC

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERITRANS CAPITAL CORPORATION

Date:  May 11, 2011

By: /s/ Michael Feinsod

Name: Michael Feinsod

Title: Chief Executive Officer and President